UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-05620

                Virtus Global Dividend & Income Fund Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

                         Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

100 Pearl Street

                    Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 272-2700

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMIANNUAL REPORT

Not FDIC Insured No Bank Guarantee May Lose Value	June 30, 2017

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

The Fund has a Managed Distribution Plan to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, or, if necessary, return of capital. The Board believes that regular monthly, fixed cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or from the terms of the Fund’s Managed Distribution Plan.

On a tax basis, the Fund estimates it distributed more than its income and net realized capital gains in the fiscal year to date. Shareholders should note that if the Fund’s aggregate investment income and net realized capital gains are less than the amount of the distribution level, the difference will be paid from the Fund’s capital and will constitute a return of the shareholder’s capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in the Fund’s notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for 2017 that tells them how to report distributions for federal income tax purposes.

The Board may amend, suspend or terminate the Managed Distribution Plan at any time without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

Information on the Fund is available at www.virtus.com. Section 19(a) notices are posted on the website at:
http://www.virtus.com/our-products/closed-end-fund-details/ZTR.

MESSAGE TO SHAREHOLDERS

Dear Virtus Global Dividend & Income Fund Inc. Shareholder:

I am pleased to share the semiannual report for the Virtus Global Dividend & Income Fund Inc. for the six months ended June 30, 2017.

This report includes commentary from the fund’s co-portfolio managers, Kayne Anderson Rudnick Investment Management, LLC and Newfleet Asset Management, LLC, on the performance of the markets and their respective equity and fixed income portions of the portfolio during the period, as well as Newfleet’s discussion on the contribution of the options overlay strategy. Also included are the results of the annual meeting of shareholders held on June 6, 2017.

For the six months ended June 30, 2017, the fund’s NAV gained 11.36%, including $1.18 in reinvested distributions. During the same period, the fund’s composite benchmark, consisting of 60% Russell Developed Large Cap Index (net) and 40% Bloomberg Barclays U.S. Aggregate Bond Index, gained 7.22%, including reinvested dividends. Performance for the composite’s underlying indices over this period included a gain of 10.63% for the Russell Developed Large Cap Index (net) and a gain of 2.27% for the Bloomberg Barclays U.S. Aggregate Bond Index.

On behalf of Virtus Investment Partners and our affiliated portfolio managers, thank you for your investment. Should you have any questions or require support, the Virtus customer service team is ready to assist at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President, Chief Executive Officer, and Director

Virtus Global Dividend & Income Fund Inc.

August 2017

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

For information regarding the indexes cited and key investment terms used in this report see page 9.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

JUNE 30, 2017

About the Fund:

Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) (the “Fund”) is invested in a balance of approximately 60% equity and 40% fixed income investments. The Fund’s investment objective is to generate total return, consisting of capital appreciation and income. There is no guarantee that the Fund will achieve its investment objective.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of June 30, 2017, the Fund’s leverage consisted of $120 million of borrowings made pursuant to a line of credit, which represented approximately 27% of the Fund’s total assets.

Manager Comments – Kayne Anderson Rudnick Investment Management, LLC (KAR)

KAR manages the Fund’s equity portfolio, which has a target allocation of 60%, utilizing its global dividend yield strategy. The following commentary is provided by the portfolio management team at KAR, and it covers the period from January 1, 2017 through June 30, 2017.

How did the equity markets perform during the six months ended June 30, 2017?

As the first half of the year came to a close, stocks continued their steady march forward. Year to date through June 30, U.S. large-capitalization equities, as measured by the S&P 500® Index, were up 9.34%; international stocks, as measured by the MSCI EAFE® Index (net), were up 13.81%; and emerging market stocks, as measured by the MSCI Emerging Markets Index (net), performed even stronger, returning 18.43%. Small-cap stocks, as measured by the Russell 2000® Index, rose 4.99% – about half the return of the S&P 500®. Growth stocks and large-cap stocks continued to outpace value stocks and small-cap stocks in the first half of 2017 – the exact opposite of what occurred in 2016.

What factors affected the performance of the Fund’s equity portfolio during the period?

For the six months ended June 30, 2017, the Fund’s equity portfolio returned 12.35% (gross of fees), outperforming the 10.63% return of the Russell Developed Large Cap Index. For the period covered by this report, the Fund may and did employ leverage; the benchmark performance is unlevered. From a sector perspective, performance was helped by strong stock selection in the consumer staples and healthcare sectors, and hurt by poor stock selection in the industrials and information technology sectors.

The best performing positions during the period were Reynolds American and Vodafone Group. Reynolds American accepted an offer from British American Tobacco to acquire the remaining 58% of the company that it did not already own. The offer represented a 26% premium to Reynolds American stock, an increase to the offer made in the fourth quarter of 2016 of a 20% premium. Vodafone’s investment in its network in Europe has contributed to a continued improvement in the European market. Meanwhile, in India, the company is consolidating its business with a competitor, which should help contribute to a more rational market.

Holdings that contributed the least to performance were Vermilion Energy and AT&T. Weakness in oil prices detracted from the performance of Vermilion Energy’s stock. Increased competition from Sprint and T-Mobile, particularly in terms of unlimited data offerings, contributed to weakness in AT&T’s stock during the period.

What is your outlook for the equity markets?

Even in a mediocre GDP outlook environment, corporate earnings continue to look very solid for the next 6-12 months. As a

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

JUNE 30, 2017

result, we believe that stocks should continue to generate positive returns for the foreseeable future, although markets may experience a correction along the way. We believe that the key takeaway for clients in this environment is to remember to focus on their longer-term objectives and to not get caught up in the day-to-day vagaries of the stock market.

Manager Comments – Newfleet Asset Management, LLC (Newfleet)

Newfleet manages the Fund’s fixed income portfolio, which has a target allocation of 40%, utilizing its multi-sector core plus strategy. Newfleet also manages the options overlay strategy employed by the Fund. The following commentary is provided by the portfolio management team at Newfleet, and it covers the period from January 1, 2017 through June 30, 2017.

How did the global fixed income markets perform during the six-month period ended June 30, 2017?

Most spread sectors outperformed U.S. Treasuries during the six-month period ended June 30, 2017 as spreads tightened. The outlook for global growth has remained favorable and the search for yield has persisted. Within most fixed income sectors, longer duration and lower quality assets were key drivers of performance.

Post-election expectations of faster economic growth and rising inflation continued into 2017 as optimistic investors watched and waited for policy clarity from President Trump and the new administration. As the period progressed, support for the “Trump trade” weakened as the president’s agenda appeared to face more challenges to implement than expected.

As anticipated, the Fed raised its target interest rate 0.25% on two separate occasions during the last six months to a range of 0.75% to 1.00%. During the six-month period, the U.S. Treasury curve flattened.

What factors affected the performance of the Fund’s fixed income portfolio during the period?

For the six months ended June 30, 2017, the Fund’s fixed income portfolio excluding options overlay, returned 5.57% (gross of fees), outperforming the 2.27% return of the Bloomberg Barclays U.S. Aggregate Bond Index. For the period covered by this report, the Fund may and did employ leverage; the benchmark performance is unlevered.

The outperformance of most credit-sensitive sectors, such as investment grade and high yield corporate bonds, relative to U.S. Treasuries was the key positive contributor to Fund performance. In addition, the portfolio’s relative underweight to U.S. Treasuries and agency mortgage-backed securities positively impacted performance. Issue selection within the investment grade corporate sector also had a meaningful positive impact on performance during the period.

The Fund’s exposure to the leveraged bank loan sector negatively impacted performance during the period.

How did the Fund’s options overlay strategy perform over the period?

In early April 2016, the Fund added an options overlay strategy with the goal of increasing income and total return. This overlay strategy seeks to generate profits through the use of index-based, out-of-the-money put and call spreads. The strategy is adaptive to changes in the volatility environment, and is implemented using strict risk limits.

While the relatively range-bound market over the past six months generally was beneficial to the strategy, the Fund experienced losses on three occasions, as market moves exceeded the expectations of

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

JUNE 30, 2017

the options trading community. All three of these losses were due to market appreciation, instead of downward gap moves.

The options overlay strategy maintains maximum profitability when the S&P 500® Index remains range-bound over a one- to two-week period. The price range is responsive to the volatility environment (as measured by the CBOE Volatility® Index (or “VIX”®), expanding as volatility rises and contracting when volatility compresses. In low volatility bull markets, such as we experienced over the past 12-18 months, the steady accumulation of daily gains can occasionally exceed the upper boundary of the price range set by the options overlay strategy.

In the aggregate, these three losses were relatively minor, and the vast majority of trades over the period were successful. During the six-month period, the options overlay strategy made a positive contribution, contributing 2.09% (gross of fees) to performance of the Fund.

What is your outlook for fixed income markets?

As the second half of 2017 begins, all eyes will be on the key central banks as they consider moves away from quantitative easing, and on the Fed as it takes steps to unwind its balance sheet. A change in direction and pace could have far-reaching global implications. We expect the U.S. economy will continue to grow at a moderate pace with the possibility for upside contingent on potential tax cuts, infrastructure spending, and deregulation. In this environment, we expect inflation to remain well contained barring a meaningful move higher in energy prices or an increase in wage inflation. Lingering concerns that could cause market volatility include the unfolding of President Trump’s policies amid political distractions, the path of oil prices, U.S. dollar strength, and ever-present geopolitical risk.

As always, we feel it is especially important to stay diversified, have granular positions, and focus on liquid investments. We continue to look for opportunities in all sectors of the bond market, striving to uncover any out-of-favor or undervalued sectors and securities. We are constructive on spread sectors and will maintain an overweight based on sound and improving fundamentals, strong technicals, still-accommodative central banks, and attractive valuations in certain areas of the fixed income markets. However, with spreads well inside of long-term averages, selection and positioning within sectors is critical. With strong demand for fixed income securities and a supportive environment, spread sectors continue to offer attractive opportunities to investors searching for total return and yield. Some of the specific sectors where we see value are: out-of-index/off-the-run asset-backed securities, non-agency residential mortgage-backed securities, corporate high-yield bonds, high-yield bank loans, and emerging market bonds.

Uncertainty in the current market environment creates opportunity. As our long-term performance record demonstrates, our process positions us well to take advantage of challenging situations.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investments. The mention of individual securities held by the Fund is for informational purposes only and should not

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)

JUNE 30, 2017

be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield / High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Call/Put Spreads: Buying and selling call and put option spreads on the SPX Index risks the loss of the premium when buying and may increase downside losses.

Market Price/NAV: At the time of purchase and/or sale, an investor’s shares may have a market price that is above or below the fund’s NAV, which may increase the investor’s risk of loss.

Fundamental Risk of Investing: There can be no assurance that the Fund will achieve its investment objectives. An investment in the shares of the Fund is subject to loss of principal; shares may decrease in value.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 9

OUR PRIVACY COMMITMENT

Virtus Global Dividend & Income Fund Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. “Personal information” refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

Information We Collect

We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

•	Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

•	Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

Information Disclosed in Administering Products and Services

We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.

Procedures to Protect Confidentiality and Security of Your Personal Information

We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our website and/or other communications.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

JUNE 30, 2017 (Unaudited)

The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments, net of written options, at June 30, 2017.

Asset Allocation

Common Stocks		63%
Financials	13
Consumer Staples	7
Telecommunication Services	7
All other Common Stock	36
Corporate Bonds and Notes		19
Financials	7
Consumer Discretionary	2
All other Corporate Bonds and Notes	10
Mortgage-Backed Securities		8
U.S. Government Securities		2
Asset-Backed Securities		2
Other		6

Total		100%

Country Weightings

United States	58%
United Kingdom	19
Canada	7
France	5
Switzerland	3
Australia	1
Germany	1
Other	6

Total	100%

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

KEY INVESTMENT TERMS (Unaudited)

JUNE 30, 2017

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Chicago Board Options Exchange (CBOE) Volatility® Index

The Chicago Board Options Exchange (CBOE) Volatility® Index or (“VIX®”) shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of

S&P 500® index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX® is a widely used measure of market risk and is often referred to as the “investor fear gauge.” The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Exchange-Traded Funds (ETF)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Global Dividend & Income Fund Linked Benchmark

Virtus Global Dividend & Income Fund Linked Benchmark consists of 60% Russell Developed Large Cap Index (net) and 40% Bloomberg Barclays U.S. Aggregate Bond Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment. Performance of the Virtus Global Dividend & Income Fund Linked Benchmark between 8/1/2007 and 9/6/2016 represents an allocation consisting of 50% S&P 500® Index and 50% Bloomberg Barclays U.S. Government Bond Index. Prior to 8/1/2007, the allocation consisted of 37.5% S&P 500® Index and 62.5% Bloomberg Barclays U.S. Government Bond Index.

Gross Domestic Product (GDP)

The gross domestic product (GDP) represents the market value of all goods and services produced by the economy during the period measured, including personal consumption, government purchases, private inventories, paid-in construction costs and the foreign trade balance.

MSCI EAFE® Index (net)

The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

KEY INVESTMENT TERMS (Unaudited) (Continued)

JUNE 30, 2017

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Quantitative Easing

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Russell Developed Large Cap Index (net)

The Russell Developed Large Cap Index is a free-float market capitalization-weighted index constructed to provide a comprehensive and unbiased barometer for the large-cap segment in the developed world, calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Sponsored American Depositary Receipt (Sponsored ADR)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the NYSE.

Yield Curve

A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited)

JUNE 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
U.S. GOVERNMENT SECURITIES—3.2%
U.S. Treasury Bond 2.500%, 2/15/46	$10,655	$9,935
TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $9,915)		9,935
MUNICIPAL BONDS—2.1%
California—1.0%
State of California, Build America Bonds Taxable 7.600%, 11/1/40	2,000	3,113

New York—1.1%
New York City Transitional Finance Authority Future Tax Secured Revenue 5.000%, 5/1/40	1,640	1,892
Port Authority of New York & New Jersey, Consolidated Bonds Revenue 5.000%, 4/15/57	1,515	1,737

		3,629
TOTAL MUNICIPAL BONDS (Identified Cost $6,814)		6,742
FOREIGN GOVERNMENT SECURITIES—2.0%
Argentine Republic
7.500%, 4/22/26	715	769
7.625%, 4/22/46	380	389
Dominican Republic 144A 6.600%, 1/28/24(3)	315	346
Kingdom of Bahrain 144A 7.000%, 10/12/28(3)	490	496
Kingdom of Jordan 144A 5.750%, 1/31/27(3)	490	487
Republic of Costa Rica 144A 7.000%, 4/4/44(3)	500	520
Republic of Indonesia 144A 3.700%, 1/8/22(3)	280	288
144A 4.350%, 1/8/27(3)	480	500
Republic of South Africa 4.665%, 1/17/24	410	415
4.300%, 10/12/28	430	402
Republic of Turkey 7.375%, 2/5/25	345	399
4.875%, 10/9/26	1,000	986

	PAR VALUE	VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Sultanate of Oman 144A 4.750%, 6/15/26(3)	$300	$295
TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $6,408)		6,292
MORTGAGE-BACKED SECURITIES—10.1%
Agency—2.9%
FNMA
4.000%, 1/1/46	454	477
3.500%, 4/1/46	4,886	5,020
3.500%, 5/1/46	3,408	3,501

		8,998

Non-Agency—7.2%
Agate Bay Mortgage Trust 13-1, A1 144A 3.500%, 7/25/43(2)(3)	1,699	1,717
American Homes 4 Rent Trust 14-SFR2, C 144A 4.705%, 10/17/36(3)	610	648
Ameriquest Mortgage Securities, Inc. Pass-Through Certificates, 03-AR3, M4 4.144%, 6/25/33(2)	100	99
AMSR Trust 16-SFR1, C 144A 3.459%, 11/17/33(2)(3)	488	497
16-SFR1, D 144A 3.609%, 11/17/33(2)(3)	100	101
Bank of America (Merrill Lynch) Commercial Mortgage Securities Trust 15-200P, A 144A 3.218%, 4/14/33(3)	385	389
Bayview Opportunity Master Fund III b Trust 17-RN2, A1 144A 3.475%, 4/28/32(2)(3)	259	259
Bayview Opportunity Master Fund IVa Trust 16-SPL1, B1 144A 4.250%, 4/28/55(3)	395	409
17-SLP5, B1 144A 4.000%, 6/28/57(2)(3)	175	185

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

JUNE 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency (continued)
17-SPL1, B1 144A 4.250%, 10/28/64(2)(3)	$263	$274
Bayview Opportunity Master Fund IVb Trust 17-SPL3, B1 144A 4.250%, 11/28/53(2)(3)	345	361
Citigroup Commercial Mortgage Trust 16-SMPL, A 144A 2.228%, 9/10/31(3)	685	677
08-C7, AM 6.385%, 12/10/49(2)	1,000	1,015
Colony Starwood Homes Trust 16-2A, C 144A 3.359%, 12/17/33(2)(3)	490	490
COLT Mortgage Loan Trust Funding LLC 16-2, A1 144A 2.750%, 9/25/46(2)(3)	105	106
17-1, A3 144A 3.074%, 5/27/47(2)(3)	224	225
Credit Suisse First Boston Mortgage Securities Corp. 03-AR30, 5A1 3.277%, 1/25/34(2)	255	259
Credit Suisse Mortgage Loan Trust 15-1, B4 144A 3.893%, 5/25/45(2)(3)	231	215
Deephaven Residential Mortgage Trust 17-1A, A2 144A 2.928%, 12/26/46(2)(3)	378	378
Freddie Mac Structured Agency Credit Risk Debt Notes 16-DNA2, M2 3.416%, 10/25/28(2)	1,150	1,174
Galton Funding Mortgage Trust 17-1, A21 144A 3.500%, 7/25/56(2)(3)	314	317
Hilton USA Trust 16-SFP, B 144A 3.323%, 11/5/35(3)	965	967
Home Equity Mortgage Trust 05-2, M7 2.896%, 7/25/35(2)	364	360

	PAR VALUE	VALUE
Non-Agency (continued)
JPMorgan Chase (Bear Stearns) Alternate Loan Trust 04-5, 3A1 3.494%, 6/25/34(2)	$650	$655
JPMorgan Chase Commercial Mortgage Securities Trust 14-C22, A4 3.801%, 9/15/47	1,320	1,381
07-LDPX, AM 5.464%, 1/15/49(2)	281	281
JPMorgan Chase Mortgage Trust 16-2, M2 144A 3.750%, 12/25/45(2)(3)	693	703
16-1, A3 144A 3.500%, 5/25/46(2)(3)	404	410
16-5, A1 144A 2.605%, 12/25/46(2)(3)	868	867
Morgan Stanley Capital Barclays Bank Trust 16-MART, A 144A 2.200%, 9/13/31(3)	1,000	989
Motel 6 Trust 15-MTL6, D 144A 4.532%, 2/5/30(3)	401	401
New Residential Mortgage Loan Trust 16-4A, B1A 144A 4.500%, 11/25/56(2)(3)	704	730
17-2A, A3 144A 4.000%, 3/25/57(2)(3)	269	280
One Market Plaza Trust 17-1MKT, A 144A 3.614%, 2/10/32(3)	345	359
Sequoia Mortgage Trust 13-8, B1 3.533%, 6/25/43(2)	366	370
Structured Adjustable Rate Mortgage Loan Trust 04-4, 3A2 3.449%, 4/25/34(2)	228	229
Towd Point Mortgage Trust 15-1, A2 144A 3.250%, 10/25/53(2)(3)	610	609
15-6, M1 144A 3.750%, 4/25/55(2)(3)	185	187
15-2, 1M1 144A 3.250%, 11/25/60(2)(3)	945	944

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

JUNE 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency (continued)
Tricon American Homes Trust 16-SFR1, C 144A 3.487%, 11/17/33(3)	$975	$970
Vericrest Opportunity Loan Trust LLC 16-NP11, A1 144A 3.500%, 10/25/46(2)(3)	236	236
17-NPL3, A1 144A 3.500%, 3/25/47(2)(3)	349	350
Wells Fargo Commercial Mortgage Trust 15-LC20, B 3.719%, 4/15/50	675	679

		22,752
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $32,058)		31,750
ASSET-BACKED SECURITIES—2.5%
American Credit Acceptance Receivables Trust 17-2, C 144A 2.860%, 6/12/23(3)	430	430
Centre Point Funding LLC 12-2A,1 144A 2.610%, 8/20/21(3)	580	572
CKE Restaurant Holdings, Inc. 13-1A, A2 144A 4.474%, 3/20/43(3)	456	455
Drug Royalty II LP 2 14-1, A2 144A 3.484%, 7/15/23(3)	274	271
Exeter Automobile Receivables Trust 15-2A, C 144A 3.900%, 3/15/21(3)	580	589
16-3A, B 144A 2.840%, 8/16/21(3)	685	688
GLS Auto Receivables Trust 17-1A, B 144A 2.980%, 12/15/21(3)	525	524
Mariner Finance Issuance Trust 17-AA, A 144A 3.620%, 2/20/29(3)	425	428

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Murray Hill Marketplace Trust 16-LC1, A 144A 4.190%, 11/25/22(3)	$183	$185
Navistar Financial Dealer Note Master Owner Trust II 16-1, B 144A 2.966%, 9/27/21(2)(3)	780	782
OneMain Financial Issuance Trust 15-1A, A 144A 3.190%, 3/18/26(3)	560	566
Santander Drive Auto Receivables Trust 16-1, C 3.090%, 4/15/22	990	1,004
SoFi Consumer Loan Program LLC 16-3, A 144A 3.050%, 12/26/25(3)	357	360
TGIF Funding LLC 17-1A, A2 144A 6.202%, 4/30/47(3)	425	429
Trip Rail Master Funding LLC 14-1A, A1 144A 2.863%, 4/15/44(3)	563	553
TOTAL ASSET-BACKED SECURITIES (Identified Cost $7,836)		7,836
CORPORATE BONDS AND NOTES—25.9%
Consumer Discretionary—2.4%
Caesars Growth Properties Holdings LLC 9.375%, 5/1/22	180	195
CalAtlantic Group, Inc. 5.250%, 6/1/26	350	363
Century Communities, Inc. 144A 5.875%, 7/15/25(3)	350	348
Charter Communications Operating LLC 4.908%, 7/23/25	430	465
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	120	119
Cooper-Standard Automotive, Inc. 144A 5.625%, 11/15/26(3)	390	392

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

JUNE 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Eldorado Resorts, Inc. 144A 6.000%, 4/1/25(3)	$50	$53
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(3)	150	156
Hilton Worldwide Finance LLC 144A 4.875%, 4/1/27(3)	100	105
Horton (D.R.), Inc. 4.750%, 2/15/23	510	550
PetSmart, Inc. 144A 7.125%, 3/15/23(3)	345	307
Priceline Group, Inc. (The) 3.650%, 3/15/25(6)	490	503
QVC, Inc. 4.375%, 3/15/23(6)	665	673
Scientific Games International, Inc. 144A 7.000%, 1/1/22(3)	100	107
SFR Group S.A. 144A 7.375%, 5/1/26(3)	415	450
Signet UK Finance plc 4.700%, 6/15/24(6)	525	511
Sirius XM Radio, Inc. 144A 5.375%, 7/15/26(3)	410	424
TI Group Automotive Systems LLC 144A 8.750%, 7/15/23(3)	200	212
TRI Pointe Group, Inc. 5.875%, 6/15/24	405	427
Vista Outdoor, Inc. 5.875%, 10/1/23	340	349
Wyndham Worldwide Corp. 5.100%, 10/1/25(6)	615	664
4.500%, 4/1/27	115	119

		7,492

Consumer Staples—0.6%
CVS Health Corp. 2.875%, 6/1/26(6)	635	615
Flowers Foods, Inc. 4.375%, 4/1/22(6)	690	739
Safeway, Inc. 7.250%, 2/1/31	285	268

	PAR VALUE	VALUE
Consumer Staples (continued)
Smithfield Foods, Inc. 144A 4.250%, 2/1/27(3)	$117	$120

		1,742

Energy—2.0%
Alta Mesa Holdings LP 144A 7.875%, 12/15/24(3)	190	191
Anadarko Petroleum Corp. 6.600%, 3/15/46	215	265
Blue Racer Midstream LLC 144A 6.125%, 11/15/22(3)	115	116
Cheniere Corpus Christi Holdings LLC 5.875%, 3/31/25	280	299
Crestwood Midstream Partners LP 144A 5.750%, 4/1/25(3)	290	289
Energy Transfer Partners LP 4.200%, 4/15/27	430	428
EP Energy LLC 144A 8.000%, 11/29/24(3)	165	165
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	290	304
HollyFrontier Corp. 5.875%, 4/1/26(6)	480	509
Kinder Morgan Energy Partners LP 7.500%, 11/15/40(6)	615	768
MPLX LP 4.875%, 12/1/24(6)	635	677
NGL Energy Partners LP 5.125%, 7/15/19	335	332
Noble Holding International Ltd. 7.750%, 1/15/24	220	174
NuStar Logistics LP 5.625%, 4/28/27	150	158
Oasis Petroleum, Inc. 6.875%, 1/15/23	165	160
Petrobras Global Finance BV 8.750%, 5/23/26	230	264
7.375%, 1/17/27	335	354

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

JUNE 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Energy (continued)
Petroleos Mexicanos 6.875%, 8/4/26	$395	$438
Sabine Pass Liquefaction LLC 6.250%, 3/15/22	355	402

		6,293

Financials—8.9%
AerCap Ireland Capital Ltd. 3.950%, 2/1/22(6)	495	515
Allstate Corp. (The) 5.750%, 8/15/53(2)(4)	445	487
Ally Financial, Inc. 5.750%, 11/20/25	300	316
Apollo Management Holdings LP 144A 4.000%, 5/30/24(3)	475	483
Ares Capital Corp. 4.875%, 11/30/18	65	67
3.875%, 1/15/20	175	178
Ares Finance Co., LLC 144A 4.000%, 10/8/24(3)(6)	675	648
Banco de Credito del Peru 144A 6.125%, 4/24/27(2)(3)	440	485
Banco de Credito e Inversiones 144A 4.000%, 2/11/23(3)(6)	680	707
Banco Inbursa S.A. Institucion de Banca Multiple 144A 4.125%, 6/6/24(3)	400	407
Banco Nacional de Comercio Exterior SNC 144A 4.375%, 10/14/25(3)	500	517
Bancolombia S.A. 5.125%, 9/11/22	655	684
Bank of America Corp. 5.625%, 7/1/20(6)	585	641
4.200%, 8/26/24(6)	853	885
Brookfield Finance LLC 4.000%, 4/1/24	543	557

	PAR VALUE	VALUE
Financials (continued)
Capital One Financial Corp. 4.200%, 10/29/25	$450	$454
3.750%, 7/28/26	495	483
Citigroup, Inc. 5.500%, 9/13/25	2,000	2,225
Compass Bank 3.875%, 4/10/25(6)	625	623
Development Bank of Kazakhstan JSC 144A 4.125%, 12/10/22(3)	720	720
Discover Financial Services 3.950%, 11/6/24	475	482
Ford Motor Credit Co., LLC 5.000%, 5/15/18	740	759
FS Investment Corp. 4.250%, 1/15/20	410	418
4.750%, 5/15/22	100	103
Goldman Sachs Group, Inc. (The) 5.750%, 1/24/22(6)	1,000	1,126
Guanay Finance Ltd. 144A 6.000%, 12/15/20(3)	593	607
ICAHN Enterprises LP 5.875%, 2/1/22	160	164
6.250%, 2/1/22	85	89
iStar, Inc. 5.000%, 7/1/19	160	162
6.000%, 4/1/22	120	123
Jefferies Group LLC 5.125%, 1/20/23	215	234
4.850%, 1/15/27	250	261
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)	535	568
Leucadia National Corp. 5.500%, 10/18/23	375	401
Liberty Mutual Group, Inc. 144A 4.250%, 6/15/23(3)(6)	610	649
Lincoln National Corp. 4.200%, 3/15/22(6)	625	665
Macquarie Group Ltd. 144A 6.250%, 1/14/21(3)(6)	520	578

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

JUNE 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Financials (continued)
Manulife Financial Corp. 4.150%, 3/4/26(6)	$540	$571
MetLife, Inc. 3.600%, 11/13/25(6)	550	571
Morgan Stanley 4.100%, 5/22/23	385	402
3.125%, 7/27/26	865	841
Navient Corp. 7.250%, 9/25/23	100	107
6.750%, 6/25/25	250	258
Nordea Bank AB 144A 2.125%, 5/29/20(3)	300	300
OM Asset Management plc 4.800%, 7/27/26	495	499
Powszechna Kasa Oszczednosci Bank Polski S.A. 144A 4.630%, 9/26/22(3)(5)(6)	440	470
Prudential Financial, Inc. 5.625%, 6/15/43(2)(4)	400	439
S&P Global, Inc. 4.000%, 6/15/25	485	508
Santander Holdings USA, Inc. 144A 3.700%, 3/28/22(3)	425	430
Societe Generale S.A. 144A 4.750%, 11/24/25(3)(6)	500	524
TC Ziraat Bankasi AS 144A 5.125%, 5/3/22(3)	200	201
Trinity Acquisition plc 4.400%, 3/15/26	200	209
Turkiye Vakiflar Bankasi TAO 144A 5.625%, 5/30/22(3)	430	429
UBS AG 7.625%, 8/17/22(6)	1,235	1,450
Wells Fargo & Co. 3.069%, 1/24/23	225	228

		27,908

Health Care—2.3%
Abbott Laboratories 3.400%, 11/30/23	105	107
3.750%, 11/30/26	460	470

	PAR VALUE	VALUE
Health Care (continued)
AbbVie, Inc. 2.850%, 5/14/23	$335	$334
3.600%, 5/14/25	440	449
3.200%, 5/14/26	275	272
Becton Dickinson & Co. 3.363%, 6/6/24	89	89
3.700%, 6/6/27	530	531
Cardinal Health, Inc. 3.200%, 3/15/23	325	331
3.079%, 6/15/24	25	25
3.410%, 6/15/27	185	184
Community Health Systems, Inc. 6.250%, 3/31/23	210	217
Eagle Holding Co. II, LLC PIK Interest Capitalization, 144A 7.625%, 5/15/22(3)(9)	45	46
Endo Dac 144A 6.000%, 7/15/23(3)	275	231
Envision Healthcare Corp. 144A 6.250%, 12/1/24(3)	85	91
Forest Laboratories LLC 144A 4.875%, 2/15/21(3)	184	198
HCA, Inc. 5.375%, 2/1/25	200	211
Hill-Rom Holdings, Inc. 144A 5.000%, 2/15/25(3)	204	208
MEDNAX, Inc. 144A 5.250%, 12/1/23(3)	225	232
Mylan, Inc. 4.200%, 11/29/23(6)	500	523
Ortho-Clinical Diagnostics, Inc. 144A 6.625%, 5/15/22(3)	300	287
Shire Acquisitions Investments 2.400%, 9/23/21	200	198
Surgery Center Holdings, Inc. 144A 8.875%, 4/15/21(3)	305	331
Team Health Holdings, Inc. 144A 6.375%, 2/1/25(3)	225	218

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

JUNE 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Health Care (continued)
Tenet Healthcare Corp. 4.746%, 6/15/20(2)	$185	$187
4.500%, 4/1/21	215	218
144A 7.500%, 1/1/22(3)	15	16
144A 4.625%, 7/15/24(3)	75	76
Teva Pharmaceutical Finance III BV 3.150%, 10/1/26	295	280
THC Escrow Corp. III 144A 4.625%, 7/15/24(3)	95	95
Valeant Pharmaceuticals International, Inc. 144A 6.500%, 3/15/22(3)	25	26
144A 7.000%, 3/15/24(3)	40	42
Zimmer Biomet Holdings, Inc. 3.550%, 4/1/25	605	611

		7,334

Industrials—2.0%
Carpenter Technology Corp. 4.450%, 3/1/23	630	641
CNH Industrial N.V. 4.500%, 8/15/23	306	325
Doric Nimrod Air Alpha Pass-Through-Trust 13-1, A 144A 5.250%, 5/30/23(3)	390	406
General Electric Capital Corp. 3.150%, 9/7/22	2,000	2,075
Hertz Corp. (The) 144A 7.625%, 6/1/22(3)	125	125
Masco Corp. 5.950%, 3/15/22	213	240
4.450%, 4/1/25	140	150
Owens Corning 3.400%, 8/15/26	495	488
Park Aerospace Holdings Ltd. 144A 5.250%, 8/15/22(3)	135	141
144A 5.500%, 2/15/24(3)	205	214
Pitney Bowes, Inc. 3.875%, 5/15/22	410	410
Prime Security Services Borrower LLC 144A 9.250%, 5/15/23(3)	190	206

	PAR VALUE	VALUE
Industrials (continued)
TransDigm, Inc. 6.500%, 5/15/25	$115	$117
UAL Pass-Through-Trust 07-01, A 6.636%, 7/2/22	599	649

		6,187

Information Technology—0.9%
Arrow Electronics, Inc. 3.875%, 1/12/28	420	418
Broadcom Corp. 144A 3.000%, 1/15/22(3)	185	187
144A 3.625%, 1/15/24(3)	340	348
Dell International LLC 144A 5.450%, 6/15/23(3)	100	108
144A 6.020%, 6/15/26(3)	100	110
144A 8.100%, 7/15/36(3)	230	289
First Data Corp. 144A 5.000%, 1/15/24(3)	570	586
Hewlett Packard Enterprise Co. 4.900%, 10/15/25(6)	300	315
Verisk Analytics, Inc. 4.000%, 6/15/25	470	486

		2,847

Materials—1.9%
Alpek SAB de C.V. 144A 5.375%, 8/8/23(3)(6)	765	819
CRH America Finance, Inc. 144A 3.400%, 5/9/27(3)	425	425
Freeport-McMoRan, Inc. 3.875%, 3/15/23	180	167
Glencore Funding LLC 144A 4.000%, 3/27/27(3)	425	418
INEOS Group Holdings S.A. 144A 5.625%, 8/1/24(3)	495	510
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(3)	935	968
NOVA Chemicals Corp. 144A 4.875%, 6/1/24(3)	175	174
144A 5.000%, 5/1/25(3)	240	239
OCP SA 144A 5.625%, 4/25/24(3)	500	541
Rusal Capital DAC 144A 5.125%, 2/2/22(3)	430	430

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

JUNE 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Materials (continued)
Severstal OAO Via Steel Capital S.A. 144A 3.850%, 8/27/21(3)(5)	$510	$515
Standard Industries, Inc. 144A 6.000%, 10/15/25(3)	410	439
Vulcan Materials Co. 3.900%, 4/1/27	425	437

		6,082

Real Estate—2.2%
Alexandria Real Estate Equities, Inc. 3.950%, 1/15/27	300	306
Corporate Office Properties LP 3.600%, 5/15/23(6)	660	656
DDR Corp. 7.875%, 9/1/20	395	452
Digital Realty Trust LP 5.250%, 3/15/21	415	449
EPR Properties 4.750%, 12/15/26	620	637
Healthcare Trust of America Holdings LP 3.750%, 7/1/27	435	430
Hospitality Properties Trust 4.950%, 2/15/27	510	533
Kilroy Realty LP 4.375%, 10/1/25	475	498
Kimco Realty Corp. 3.400%, 11/1/22	460	469
LifeStorage LP 3.500%, 7/1/26	310	297
MPT Operating Partnership LP 6.375%, 3/1/24	50	54
5.500%, 5/1/24	225	235
National Retail Properties, Inc. 4.000%, 11/15/25	150	153
Select Income REIT 4.500%, 2/1/25	470	471
Uniti Group, Inc. (Communications Sales & Leasing, Inc.) 144A 7.125%, 12/15/24(3)	370	367

	PAR VALUE	VALUE
Real Estate (continued)
Welltower, Inc. 4.000%, 6/1/25(6)	$500	$517
WP Carey, Inc. 4.600%, 4/1/24	400	417

		6,941

Telecommunication Services—1.4%
Altice Financing S.A. 144A 6.625%, 2/15/23(3)	200	212
BellSouth Telecommunications LLC 6.375%, 6/1/28(6)	2,000	2,305
Frontier Communications Corp. 10.500%, 9/15/22	370	353
Sprint Spectrum Co., LLC 144A 3.360%, 9/20/21(3)	200	202
T-Mobile USA, Inc. 6.375%, 3/1/25	285	308
Telefonica Emisiones SAU 4.570%, 4/27/23(6)	560	610
Verizon Communications, Inc. 4.125%, 3/16/27	430	444

		4,434

Utilities—1.3%
Dominion Energy, Inc. 2.962%, 7/1/19(2)	50	51
Duke Energy Corp. 2.650%, 9/1/26	505	480
Dynegy, Inc. 7.375%, 11/1/22	410	405
Eskom Holdings SOC Ltd. 144A 7.125%, 2/11/25(3)	410	418
Exelon Corp. 3.497%, 6/1/22	605	621
FirstEnergy Transmission LLC 144A 4.350%, 1/15/25(3)	520	543
Southern Power Co. 4.150%, 12/1/25(6)	570	595

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

JUNE 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Utilities (continued)
State Grid Overseas Investment 2014 Ltd. 144A 4.125%, 5/7/24(3)	$500	$530
TerraForm Power Operating LLC 144A 6.375%, 2/1/23(2)(3)	360	374

		4,017
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $81,096)		81,277
LOAN AGREEMENTS(2)—2.3%
Consumer Discretionary—0.6%
Boyd Gaming Corp. Refinancing Tranche B, 3.688%, 9/15/23	383	383
Caesars Entertainment Operating Co., Inc. 0.000%, 4/4/24(8)	70	70
Caesars Entertainment Resort Properties LLC Tranche B, 4.545%, 10/11/20	388	390
Caesars Growth Properties Holdings LLC Tranche 2017, First Lien, 4.226%, 5/8/21	198	199
Playa Resorts Holding B.V. 4.170%, 4/29/24	45	45
Seminole Tribe of Florida Tranche B, 0.000%, 6/26/24(8)	270	270
Station Casinos LLC Tranche B, 3.710%, 6/8/23	241	241
UFC Holdings LLC First Lien, 4.470%, 8/18/23	246	247

		1,845

Consumer Staples—0.2%
Albertson’s LLC 2017-1, Tranche B-4, 3.976%, 8/25/21	258	254

	PAR VALUE	VALUE
Consumer Staples (continued)
JBS USA Lux S.A. 5.750%, 10/30/22	$254	$248
TKC Holdings, Inc. First Lien, 5.376%, 2/1/23	195	194

		696

Energy—0.1%
Ultra Resources, Inc. 4.117%, 4/12/24	235	233

Health Care—0.6%
CHG Healthcare Services, Inc. First Lien, 4.422%, 6/7/23	262	265
Endo Luxembourg Finance Co. S.a.r.l 5.500%, 4/29/24	125	126
Envision Healthcare Corp. 4.300%, 12/1/23	358	359
Grifols Worldwide Operations Ltd. Tranche B, 3.436%, 1/31/25	70	70
HLF Financing S.a.r.l. Senior Lien, 6.726%, 2/15/23	83	84
Inventiv Group Holdings, Inc. 4.952%, 11/9/23	388	389
lasis Healthcare LLC Tranche B-3, 5.296%, 2/17/21	10	10
NVA Holdings, Inc. Second Lien, 8.296%, 8/14/22	214	216
Quorum Health Corp. 7.976%, 4/29/22	225	226

		1,745

Industrials—0.3%
Advanced Disposal Services, Inc. 3.939%, 11/10/23	41	41
Navistar, Inc. Tranche B, 5.090%, 8/7/20	298	301

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

JUNE 30, 2017

($ reported in thousands)

	PAR VALUE	VALUE
Industrials (continued)
Sedgwick Claims Management Services, Inc. Second Lien, 6.952%, 2/28/22	$300	$301
Zodiac Pool Solutions LLC Tranche B-1, First Lien, 5.296%, 12/20/23	274	276

		919

Information Technology—0.1%
Rackspace Hosting, Inc. 2017 Refinancing Tranche B, First Lien, 0.000%, 11/3/23(8)	302	302

Materials—0.1%
Anchor Glass Container Corp. First Lien, 4.407%, 12/7/23	87	87
CPI Acquisition, Inc. First Lien, 5.834%, 8/17/22	375	319

		406

Real Estate—0.0%
Capital Automotive LP Tranche B-2, First Lien, 4.220%, 3/25/24	50	50

Telecommunication Services—0.1%
UPC Financing Partnership 3.909%, 4/15/25	190	190

Utilities—0.2%
Energy Future Intermediate Holding Co. LLC 0.000%, 6/23/18(8)	205	205
Helix Gen Funding LLC 4.960%, 6/3/24	10	10
NRG Energy, Inc. 3.546%, 6/30/23	331	330
Vistra Operations Co. LLC 3.976%, 8/4/23	162	160

	PAR VALUE		VALUE
Utilities (continued)
Tranche C, 3.977%, 8/4/23	$37		$37

			742
TOTAL LOAN AGREEMENTS (Identified Cost $7,159)			7,128

	SHARES
PREFERRED STOCKS—1.2%
Energy—0.2%
PTT Exploration & Production PCL 144A, 4.875%(2)(3)(6)	500	(7)	512

Financials—1.0%
Citigroup, Inc. Series J, 7.125%	20,000		598
Series T, 6.250%(2)	390	(7)	433
KeyCorp Series D, 5.000%(2)	415	(7)	423
M&T Bank Corp. Series F, 5.125%(2)	190	(7)	197
PNC Financial Services Group, Inc. (The) Series R, 4.850%(2)(6)	535	(7)	544
Series S, 5.000%(2)	485	(7)	499
Wells Fargo & Co. Series K, 7.980%(2)(6)	585	(7)	610

			3,304
TOTAL PREFERRED STOCKS (Identified Cost $3,731)			3,816
COMMON STOCKS—83.5%
Consumer Discretionary—7.6%
Compass Group plc Sponsored ADR	131,538		2,824
Las Vegas Sands Corp.	164,130		10,486
Leggett & Platt, Inc.	92,680		4,869
Meredith Corp.	93,860		5,580

			23,759

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

JUNE 30, 2017

($ reported in thousands)

	SHARES	VALUE
Consumer Staples—9.2%
Altria Group, Inc.	169,780	$12,644
British American Tobacco plc Sponsored ADR	59,950	4,109
Imperial Brands plc Sponsored ADR	152,000	6,952
Kimberly-Clark Corp.	19,610	2,532
Unilever plc Sponsored ADR	47,640	2,578

		28,815

Energy—7.2%
Royal Dutch Shell plc Class B Sponsored ADR	181,210	9,863
TOTAL S.A. Sponsored ADR	128,650	6,380
Vermilion Energy, Inc.	200,590	6,365

		22,608

Financials—17.3%
Bank of Hawaii Corp.	42,320	3,511
CI Financial Corp.	189,540	4,045
Cincinnati Financial Corp.	39,710	2,877
HSBC Holdings plc Sponsored ADR	191,170	8,868
Royal Bank of Canada	117,830	8,545
SCOR SE Sponsored ADR	2,912,730	11,768
Sonic Healthcare Ltd. ADR	231,710	4,315
Zurich Insurance Group AG ADR	356,120	10,374

		54,303

Health Care—7.2%
AstraZeneca plc Sponsored ADR	253,790	8,652
Coloplast A/S ADR	350,790	2,939
GlaxoSmithKline plc Sponsored ADR	211,240	9,109
Takeda Pharmaceutical Co., Ltd. Sponsored ADR	77,200	1,962

		22,662

Industrials—3.9%
BAE Systems plc Sponsored ADR	211,170	7,083
Waste Management, Inc.	71,740	5,262

		12,345

	SHARES	VALUE
Information Technology—4.0%
Analog Devices, Inc.	39,340	$3,061
Cisco Systems, Inc.	121,870	3,814
Microchip Technology, Inc.	39,080	3,016
Paychex, Inc.	47,590	2,710

		12,601

Materials—2.5%
BASF SE Sponsored ADR	45,370	4,232
RPM International, Inc.	65,880	3,594

		7,826

Real Estate—7.4%
Crown Castle International Corp.	87,220	8,738
Lamar Advertising Co. Class A	96,580	7,106
Realty Income Corp.	131,730	7,269

		23,113

Telecommunication Services—8.9%
AT&T, Inc.	236,970	8,941
BCE, Inc.	195,230	8,793
Vodafone Group plc Sponsored ADR	355,460	10,212

		27,946

Utilities—8.3%
National Grid plc Sponsored ADR	139,775	8,781
PPL Corp.	280,090	10,828
WEC Energy Group, Inc.	105,590	6,481

		26,090
TOTAL COMMON STOCKS (Identified Cost $252,893)		262,068
EXCHANGE-TRADED FUNDS—0.7%
iShares iBoxx $ High Yield Corporate Bond Index Fund(10)	6,050	535
iShares iBoxx $ Investment Grade Corporate Bond Index Fund(10)	13,640	1,644
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $2,190)		2,179

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

JUNE 30, 2017

($ reported in thousands)

	CONTRACTS	VALUE
PURCHASED OPTIONS—0.1%
Call Options—0.0%
S&P 500® Index expiration 07/05/17 strike price $2,540	637	$0
S&P 500® Index expiration 07/07/17 strike price $2,535	1,174	8
S&P 500® Index expiration 07/12/17 strike price $2,540	631	0
S&P 500® Index expiration 07/14/17 strike price $2,535	1,170	12

		20

Put Options—0.1%
S&P 500® Index expiration 07/05/17 strike price $2,325	637	19
S&P 500® Index expiration 07/07/17 strike price $2,340	1,174	76
S&P 500® Index expiration 07/12/17 strike price $2,335	631	89
S&P 500® Index expiration 07/14/17 strike price $2,305	1,170	164

		348
TOTAL PURCHASED OPTIONS—0.1%
(Premiums Paid $591)		368
TOTAL LONG TERM INVESTMENTS—133.6%
(Identified Cost $410,691)		419,391	(11)
TOTAL INVESTMENTS BEFORE WRITTEN OPTIONS—133.6%
(Identified Cost $410,691)		419,391	(1)
WRITTEN OPTIONS—(0.3)%
Call Options—(0.0)%
S&P 500® Index expiration 07/05/17 strike price $2,490	637	(6)
S&P 500® Index expiration 07/07/17 strike price $2,485	1,174	(6)

	CONTRACTS	VALUE
Call Options (continued)
S&P 500® Index expiration 07/12/17 strike price $2,490	631	$(9)
S&P 500® Index expiration 07/14/17 strike price $2,485	1,170	(23)

		(44)

Put Options—(0.3)%
S&P 500® Index expiration 07/05/17 strike price $2,375	637	(41)
S&P 500® Index expiration 07/07/17 strike price $2,390	1,174	(335)
S&P 500® Index expiration 07/12/17 strike price $2,385	631	(259)
S&P 500® Index expiration 07/14/17 strike price $2,355	1,170	(357)

		(992)
TOTAL WRITTEN OPTIONS—(0.3)%
(Premiums Received $1,319)		(1,036	)(1)
TOTAL INVESTMENTS NET OF WRITTEN OPTIONS—133.3%
(Identified Cost $409,372)		418,355
Other assets and liabilities, net—(33.3)%		(104,544)

NET ASSETS—100.0%		$313,811

Abbreviations

ADR	American Depositary Receipt
FNMA	Federal National Mortgage Association (“Fannie Mae”)
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at June 30, 2017, see Note 11 Federal Income Tax Information in the Notes to Financial Statements.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

JUNE 30, 2017

($ reported in thousands)

(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at June 30, 2017.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2017, these securities amounted to a value of $51,625 or 16.4% of net assets.
(4)	Interest payments may be deferred.
(5)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(6)	All or a portion of the security is segregated as collateral for written options.
(7)	Value shown as par value.
(8)	This loan will settle after June 30, 2017, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(9)	100% of the income received was in cash.
(10)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.
(11)	All or a portion of the portfolio is segregated as collateral for borrowings.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

JUNE 30, 2017

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of June 30, 2017 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at June 30, 2017	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
Asset-Backed Securities	$7,836	$—	$7,836
Corporate Bonds And Notes	81,277	—	81,277
Foreign Government Securities	6,292	—	6,292
Loan Agreements	7,128	—	7,128
Mortgage-Backed Securities	31,750	—	31,750
Municipal Bonds	6,742	—	6,742
U.S. Government Securities	9,935	—	9,935
Equity Securities:
Common Stocks	262,068	262,068	—
Exchange-traded Funds	2,179	2,179	—
Preferred Stocks	3,816	598	3,218
Purchased Options	368	368	0

Total Investments before Written Options	$419,391	$265,213	$154,178

Written Options	$(1,036)	$(1,036)	$—

Total Investments Net of Written Options	$418,355	$264,177	$154,178

There are no Level 3 (significant unobservable inputs) priced securities.

There were no transfers between Level 1 and Level 2 related to securities held at June 30, 2017.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

JUNE 30, 2017

(Reported in thousands except shares and per share amounts)

Assets:
Investment in securities at value (Identified cost $410,691)	$419,391
Cash	2,698
Segregated cash for options	6,342
Receivables:
Investment securities sold	5,465
Dividends and interest	3,014
Tax reclaims	31
Prepaid directors’ retainer	153
Prepaid expenses	8

Total assets	437,102

Liabilities:
Written options, at value (Premiums received $1,319) (Note 3)	1,036
Borrowings (Note 8)	120,000
Payables:
Investment securities purchased	1,877
Investment advisory fee	260
Administration fee	25
Professional fees	38
Transfer agent fees and expenses	14
Interest payable on borrowings	1
Other accrued expenses	40

Total liabilities	123,291

Net Assets	$313,811

Capital:
Common stock $0.001 par value 500,000,000 shares authorized	$24
Capital paid in on shares of beneficial interest	302,391
Accumulated undistributed net investment income (loss)	(10,163)
Accumulated undistributed net realized gain (loss)	12,576
Net unrealized appreciation (depreciation) on investments	8,700
Net unrealized appreciation (depreciation) on written options	283

Net Assets	$313,811

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding – 24,389,078	$12.87

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

STATEMENTS OF OPERATIONS (Unaudited)

SIX MONTHS ENDED JUNE 30, 2017

($ reported in thousands)

Investment Income:
Dividends	$7,321
Interest	3,051
Foreign taxes withheld	(478)

Total investment income	9,894

Expenses:
Investment advisory fees	1,542
Administration fees	291
Printing fees and expenses	168
Directors’ fees and expenses	154
Professional fees	133
Custodian fees	120
Transfer agent fees and expenses	72
Miscellaneous	83

Total expenses before interest expense	2,563
Interest expenses on borrowings (Note 8)	1,051

Total expenses after interest expense	3,614
Less Administration fee waived	(143)
Custody fees reimbursed (Note 12)	(11)
Earnings credit from custodian	— (1)

Net expenses	3,460

Net investment income	6,434

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(5,006)
Net realized gain (loss) on written options	14,215
Net change in unrealized appreciation (depreciation) on investments	16,800
Net change in unrealized appreciation (depreciation) on written options	455

Net realized and unrealized gain (loss)	26,464

Net increase (decrease) in net assets resulting from operations	$32,898

(1)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Six Months Ended June 30, 2017 (unaudited)		Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income	$6,434		$7,822
Net realized gain (loss)	9,209		47,906
Net change in unrealized appreciation (depreciation)	17,255		(46,891)

Net increase (decrease) in net assets resulting from operations	32,898		8,837

Dividends and distributions to shareholders from
Net investment income	(17,559	)(1)	(7,183)
Net realized long-term gains	(13,512)		(25,980)

Total dividends and distributions to shareholders	(31,071)		(33,163)

Capital share transactions (Note 7)
Payments for tendered shares	(33,148)		(61,805)

Net increase (decrease) in net assets derived from capital share transactions	(33,148)		(61,805)

Net increase (decrease) in net assets	(31,321)		(86,131)

Net Assets
Beginning of period	345,132		431,263

End of period	$313,811		$345,132

Accumulated undistributed net investment income (loss) at end of period	$(10,163)		$962

Supplemental – other information
Capital share transactions were as follows:
Common Shares outstanding at beginning of period	27,023,909		31,792,834
Common Shares tendered (Note 7)	(2,634,831)		(4,768,925)

Common Shares outstanding at end of period	24,389,078		27,023,909

(1)	Please note that the tax status of our distributions is determined at the end of the taxable year. However, based on interim data as of June 30, 2017, we estimate that 38% of distributions will represent net investment income, 7% will represent short-term capital gains, 33% will represent long-term capital gains and 23% will represent return of capital. Also refer to inside front cover for information on the Managed Distribution Plan. See Note 2D in the Notes to Financial Statements.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

STATEMENT OF CASH FLOWS (Unaudited)

FOR THE SIX MONTHS ENDED JUNE 30, 2017

($ reported in thousands)

Increase (Decrease) in cash
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$32,898

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided/(used by) operating activities:
Proceeds from sales and paydowns of long-term investments	130,388
(Increase) Decrease in investment securities sold receivable	(4,928)
Purchases of long-term investments	(99,146)
Increase (Decrease) in investment securities purchased payable	925
Net (purchases) or sales of short-term securities	32,661
Net (purchases) or sales in purchased options	(8,108)
Net purchases or (sales) in written options	14,336
Net change in unrealized (appreciation)/depreciation on investments	(17,255)
Net realized (gains)/loss from sales of investments	(9,209)
Amortization of premium and accretion of discounts on investments	489
Return of capital distributions on investments	163
Cost adjustment for inflation linked securities	136
(Increase) Decrease in segregated cash for options	(6,145)
(Increase) Decrease in tax reclaims receivable	(25)
(Increase) Decrease in dividends and interest receivable	(440)
(Increase) Decrease in prepaid expenses	43
(Increase) Decrease in prepaid directors’ retainer	(153)
Increase (Decrease) in affiliated expenses payable	(16)
Increase (Decrease) in non-affiliated expenses payable	(194)

Cash provided by (used for) operating activities	66,420

Cash provided by (used for) financing activities:
Payments for tendered shares (Note 8)	(33,148)
Cash dividends and distributions paid to shareholders	(31,071)

Cash provided by (used for) financing activities:	(64,219)

Net increase (decrease) in cash	2,201

Cash:
Beginning of period	497

End of period	$2,698

Supplemental cash flow information:
Cash paid during the period for interest payable on borrowings	$1,116

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

FINANCIAL HIGHLIGHTS

(Selected data for a share outstanding throughout each period)

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,
			2016		2015	2014
PER SHARE DATA
Net asset value, beginning of period	$12.77		$13.56		$15.43	$15.45

Income from investment operations
Net investment income (loss)(3)	0.25		0.27		0.22	0.25
Net realized and unrealized gains (losses)	1.01		0.05		(1.02)	0.78

Total from investment operations	1.26		0.32		(0.80)	1.03

Dividends and Distributions
Dividends from net investment income	(0.68)		(0.27)		(0.26)	(0.24)
Distributions from net realized gains	(0.50)		(0.89)		(0.85)	(0.85)
Tax return of capital	—		—		—	—

Total dividend and distributions	(1.18)		(1.16)		(1.11)	(1.09)

Fund Share Transactions (Note 7)
Anti-dilutive impact of repurchase plan	—		—		0.04	0.04
Anti-dilutive impact of tender offers	0.02		0.05		—	—

Net asset value, end of period	$12.87		$12.77		$13.56	$15.43

Market value, end of period(1)	$12.62		$12.04		$12.18	$14.01

Total return market value(2)	15.82	%(13)	8.90%		(5.20)%	8.54%
Total return on net asset value(5)	11.36	%(13)	3.74%		(4.17)%	7.86%
Net assets, end of period (in thousands)	$313,811		$345,132		$431,263	$500,825

RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average net assets (after expense waivers, custody fees reimbursed, earnings credits and dividend and interest expense)	2.15	%(11)(12)	1.61	%(9)	0.98%	1.03%
Ratio of total expenses to average net assets(7)	2.25	%(11)(12)	1.64	%(9)	0.98%	1.03%
Ratio of net investment income (loss) to average net assets	4.00	%(11)(12)	2.05	%(9)	1.49%	1.61%
Portfolio turnover rate	23	%(13)	178	%(8)	77%	38%

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$120,000		$120,000		$—	$—
Asset Coverage for Loan Outstanding, End of Period	362%		388%		—%	—%

The footnote legend is on page 31.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

FINANCIAL HIGHLIGHTS (Continued)

(Selected data for a share outstanding throughout each period)

	Year Ended December 31,
	2013	2012(10)
PER SHARE DATA
Net asset value, beginning of period	$14.08	$14.28

Income from investment operations
Net investment income (loss)(3)	0.29	0.28
Net realized and unrealized gains (losses)	2.02	0.64

Total from investment operations	2.31	0.92

Dividends and Distributions
Dividends from net investment income	(0.27)	(0.28)
Distributions from net realized gains	(0.70)	(0.21)
Tax return of capital	(0.05)	(0.63)

Total dividend and distributions	(1.02)	(1.12)

Fund Share Transactions (Note 7)
Anti-dilutive impact of repurchase plan	0.08	—
Dilutive effect on net asset value as a result of rights offering	—	—	(4)

Net asset value, end of period	$15.45	$14.08

Market value, end of period(1)	$13.94	$12.31

Total return market value(2)	22.37%	10.92%
Total return on net asset value(5)	18.58%	7.68%
Net assets, end of period (in thousands)	$514,350	$492,209

RATIOS/SUPPLEMENTAL DATA
Ratio of net expenses to average net assets (after expense waivers, earnings credits and dividend and interest expense)	0.99%	0.95	%(6)
Ratio of total expenses to average net assets(7)	1.04%	1.09	%(6)
Ratio of net investment income (loss) to average net assets	1.97%	1.95%
Portfolio turnover rate	52%	47%

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$—	$—
Asset Coverage for Loan Outstanding, End of Period	—%	—%

The footnote legend is on page 31.

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

FINANCIAL HIGHLIGHTS (Continued)

(Selected data for a share outstanding throughout each period)

(1)	Closing Price – New York Stock Exchange.
(2)	Total investment return is calculated assuming a purchase of common shares of the opening on the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares.
(3)	Computed using average shares outstanding.
(4)	Amount is less than $0.005.
(5)	NAV return is calculated using the opening Net Asset Value price of the Fund’s common stock on the first business day and the closing Net Asset Value price of the Fund’s common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.
(6)	The Fund incurred certain non-recurring proxy and reverse stock split costs in 2012. When excluding these costs, the ratio of net expenses to average net assets (after expense waivers, custody fees reimbursed, earnings credits and dividend and interest expense) would be 0.87% and the ratio of total expenses to average net assets would be 1.01%.
(7)	Ratios of total expenses, excluding dividends and interest expense on short sales and borrowings for the fiscal periods ended, are as follows:

Six Months Ended June 30, 2017	Period Ended December 31,
	2016	2015	2014	2013	2012
1.59%	1.37%	0.98%	0.99%	1.02%	1.09%

(8)	The increase in portfolio turnover rate is due to a change in the investment adviser and the appointment of two new subadvisers associated with a strategy change on the Fund.
(9)	The Fund incurred certain non-recurring proxy and tender offer costs in 2016. When excluding these costs, the ratio of net expenses to average net assets (after expense waivers, custody fees reimbursed, earnings credits and dividend and interest expense) would be 1.48%, the ratio of total expenses to average net assets would be 1.51%, and the ratio of net investment income/(loss) to average net assets would be 2.18%.
(10)	Per share data, including the proportionate impact to market price, has been restated to reflect the effects of a 1-for-4 reverse stock split effective as of the start of trading on the NYSE on June 27, 2012.
(11)	The Fund incurred certain non-recurring tender offer costs in 2017. When excluding these costs the ratio of net expenses to average net assets (after expense waivers, custody fees reimbursed, earnings credits and dividend and interest expense) would be 2.11%, the ratio of total expenses would be 2.21% and the ratio of net investment income/(loss) to average net assets would be 4.04%.
(12)	Annualized
(13)	Not Annualized

See Notes to Financial Statements

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

JUNE 30, 2017

Note 1. Organization

Virtus Global Dividend & Income Fund Inc. (the “Fund”) is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the “Act”). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The Fund’s investment objective is to seek total return, consisting of capital appreciation and income.

Note 2. Significant Accounting Policies

The significant accounting policies consistently followed by the Fund in the preparation of its financial statements are summarized below and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing items such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Directors of the Fund (the “Board”, or the “Directors”). All internally fair valued securities are approved by a valuation committee appointed by the Board (the “Valuation Committee”). The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities, referred to below, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed quarterly by the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. It is the Fund’s policy to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

JUNE 30, 2017

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

JUNE 30, 2017

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of May 31, 2017, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2014 forward (with limited exceptions).

D.	Dividends and Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

The Fund has a Managed Distribution Plan which currently provides for the Fund to make a monthly distribution of $0.113 per share. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.

E.	Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased by, and any realized loss increased by, the amount of transaction costs. On ex-dividend dates, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee based on borrowed securities which is under interest expense on short sales on the Statement of Operations. Such income or fee is calculated on a daily basis based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

At June 30, 2017, the Fund did not hold any securities sold short.

F.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

JUNE 30, 2017

effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Earnings Credit and Interest

Through arrangements with the Fund’s custodian, the Fund either receives an earnings credit or interest on agreed upon target un-invested cash balances to reduce the Fund’s custody expenses. The credits are reflected as “Earnings credits from Custodian” and the interest is reflected under “Interest income” in the Fund’s Statements of Operations for the period, as applicable.

H.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

JUNE 30, 2017

portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At June 30, 2017, all loan agreements held by the Fund were assignment loans.

I.	Expenses

Expenses incurred together by the Fund and other affiliated open- and closed-end funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro rata expenses of any underlying open- and closed-end funds in which the Fund invests.

Note 3. Derivative Financial Instruments and Transactions

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

A.	Options contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund pursues an option income strategy whereby it purchases and sells out-of-the money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in securities at value”, and written options are reported as a liability within “Written options outstanding at value”, in the Statement of Assets and Liabilities. Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) on written options”. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statement of Operations.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

JUNE 30, 2017

The risk in writing covered put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are normally subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. However, the Fund may limit its risk of loss when writing an option by purchasing an option similar to the one that is sold, except for the fact it is further “out of the money”.

The Fund invested in derivative instruments during the fiscal period in the form of writing put/call options and buying put/call options on the S&P 500® Index. The primary risk associated with these derivative instruments is equity risk.

The Fund had transactions in written options for the period ended June 30, 2017, as follows:

	Calls		Puts
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Written Options outstanding at December 31, 2016	3,721	$298	3,721	$900
Options written	46,080	3,341	46,080	14,130
Options closed	(41,608)	(3,031)	(39,225)	(11,836)
Options expired	(4,581)	(489)	(6,964)	(1,994)
Options exercised	—	—	—	—

Written Options outstanding at June 30, 2017	3,612	$119	3,612	$1,200

The following is a summary of the Fund’s options contracts as presented in the Statement of Assets and Liabilities at June 30, 2017:

Assets: Purchased options at value	$368 (1)
Liabilities: Written options at value	(1,036)

Net asset (liability) balance	$(668)

The following is a summary of the Fund’s options contracts as presented in the Statement of Operations at June 30, 2017.

Net realized gain (loss) on purchased options	$(7,998	)(2)
Net realized gain (loss) on written options	14,215
Net change in unrealized appreciation (depreciation) on purchased options	143	(3)
Net change in unrealized appreciation (depreciation) on written options	455

Total realized and unrealized gain (loss) on purchased and written options	$6,815

(1)	Amount included in Investment in securities at value.
(2)	Amount included in Net realized gain (loss) on investments.
(3)	Amount included in Net change in unrealized appreciation (depreciation) on investments.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

JUNE 30, 2017

For the period ended June 30, 2017, the average daily premiums paid by the Fund for purchased options were $513 (reported in thousands) and the average daily premiums received by the Fund for written options were $1,107 (reported in thousands).

Note 4. Investment Advisory Fees and Other Transactions with Affiliates

($ reported in thousands)

A.	Investment Advisory Fee

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser of the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers.

The Investment Advisory Agreement (the “Agreement”) between the Adviser and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Adviser is responsible for the management of the Fund’s portfolio. The responsibility for making decisions to buy, sell, or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis, to 0.70% of the Fund’s average daily managed assets. The Fund’s “managed assets” are equal to the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of creating financial leverage).

B.	Subadvisers

Kayne Anderson Rudnick Investment Management, LLC (“KAR”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the equity portion of the Fund’s portfolio, and Newfleet Asset Management LLC (“Newfleet”), an indirect wholly-owned subsidiary of Virtus, is the subadviser of the fixed income portion and the options overlay strategy of the Fund’s portfolio. The subadvisers manage the investments of the Fund for which they are paid a fee by the Adviser.

C.	Administration Services

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus, serves as administrator to the Fund. For the services provided by the administrator under the Administration Agreement, the Fund pays the administrator a monthly asset-based fee calculated on the Fund’s average daily managed assets. On December 1, 2016, the Board of the Fund approved an amendment to the Administration Agreement, pursuant to which the fee paid by the Fund increased effective December 2, 2016.

In addition, the Board approved a new Sub-Administration and Accounting Services Agreement, whereby the Fund will pay a monthly asset-based fee calculated on the Fund’s average daily managed assets. Previously, the sub-administration fee was paid directly by Virtus Fund Services.

Virtus Fund Services has contractually committed, for a period of two years from December 2, 2016 to waive receipt of a portion of its fee, to offset the fee increases to the Fund. The waiver is calculated on the Fund’s average daily managed assets and is paid monthly. The administration fee, sub-administration fees and administration fee waiver are all reported in the Statement of Operations.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

JUNE 30, 2017

D.	Directors Fee

For the period ended June 30, 2017, the Fund incurred director fees totaling $137, which are included in the Statement of Operations.

Note 5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term investments) for the period ended June 30, 2017, were as follows:

Purchases	Sales
$82,784	$98,531

Purchases and sales of long term U.S. Government and agency securities for the period ended June 30, 2017, were as follows:

Purchases	Sales
$16,362	$31,857

Note 6. Indemnifications

Under the Fund’s organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to such arrangements and expects the risk of loss to be remote.

Note 7. Capital Stock and Reinvestment Plan; Repurchase Program; Tender Offers

At June 30, 2017, the Fund had one class of common stock, par value $0.001 per share, of which 500,000,000 shares are authorized and 24,389,078 shares are outstanding.

Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended June 30, 2017 and December 31, 2016, there were no shares issued pursuant to the Plan.

Pursuant to the Board-approved stock repurchase program, the Fund may repurchase up to 20% of its outstanding shares in the open market at a discount to NAV. The Fund started its buyback of shares on April 11, 2012. From January 1, 2016 to June 30, 2017, there were no repurchases. From January 1, 2015 through December 31, 2015, the Fund repurchased 659,000 shares at an average price of $12.81. The average discount to NAV at which repurchases were executed during this period was 12.37%. Since the inception of the program through the period ended June 30, 2017, the Fund has repurchased 17.3% of its current shares outstanding.

On April 29, 2016, the Fund announced the commencement of a 15% tender offer (4,768,925 shares) at a price equal to 98% of the Fund’s net asset value per share on the

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

JUNE 30, 2017

expiration date of the offer. The tender offer expired on May 26, 2016, at which time the offer was oversubscribed. The Fund purchased the maximum number of shares covered by the offer price of $12.96 per share, which represented a price equal to 98% of the net asset value per share as of the close of trading on the New York Stock Exchange on May 26, 2016. As a result of the tender offer, $61,805 (reported in thousands) was distributed to shareholders and there was an accretion of $0.05 to the net asset value per share of all the outstanding shares after the close of the tender offer.

On November 25, 2016, the Fund announced the commencement of a 5% tender offer (1,351,195 shares) at a price equal to 98% of the Fund’s net asset value per share on the expiration date of the offer. The tender offer expired on December 23, 2016. The Fund purchased the maximum number of shares covered by the offer price of $12.4950 per share, which represented a price equal to 98% of the net asset value per share as of the close of trading on the New York Stock Exchange on December 23, 2016. As a result of the tender offer, payment was made on January 5, 2017, at which time 1,351,195 shares outstanding were retired.

On March 20, 2017, the Fund announced the commencement of a 5% tender offer (1,283,636 shares) at price equal to 98% of the Fund’s net asset value per share on the expiration date of the offer. The tender offer expired on June 23, 2017. The Fund purchased the maximum number of shares covered by the offer price of $12.67 per share, which represented a price equal to 98% of the net asset value per share as of the close of trading on the New York Stock Exchange on June 23, 2017. As a result of the tender offer, payment was made on June 30, 2017, at which time 1,283,636 shares outstanding were retired.

Note 8. Borrowings

($ reported in thousands)

On December 23, 2016, the Fund entered into a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $160,000,000 (“Commitment Amount”). Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is outstanding as a loan to the Fund. There were no commitment fees paid or accrued for the period ended June 30, 2017. The Agreement has a term of 364 days and is renewable by the Fund with the Bank’s consent and approval of the Board. The Agreement can also be converted to a 179 day fixed term facility, one time at the Fund’s option. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default.

For the period ended June 30, 2017, the average daily borrowings under the Agreement and the weighted daily average interest rate were $120,000 and 1.74%, respectively. At June 30, 2017, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$120,000	2.08%

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

JUNE 30, 2017

Note 9. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

The Fund borrows through its line of credit for the purpose of leveraging its portfolio. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.

Note 10. Regulatory Matters and Litigation

From time to time, the Adviser, KAR, Newfleet and/or their respective affiliates and/or subadvisers may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the Securities and Exchange Commission (“SEC”), involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Fund’s investment adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

Note 11. Federal Income Tax Information

($ reported in thousands)

At June 30, 2017, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Investments	$410,671	$17,731	$(9,011)	$8,720
Written Options	(1,036)	—	—	—

The differences between book basis cost and tax cost basis were attributable primarily to tax deferral of losses on wash sales and passive activity losses.

Note 12. Custody Fees Reimbursed

State Street Bank & Trust, custodian for the Fund through January 29, 2010, reimbursed the Fund for out-of-pocket custody expenses overbilled for the period 1998 through January 29, 2010. The amount reimbursed, including interest, is shown in the Statement of Operations under “Custody fees reimbursed.”

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

JUNE 30, 2017

Note 13. Recent Accounting Pronouncements

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. Certain of these amendments relate to Regulation S-X, which sets forth the requisite form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

Note 14. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined the following subsequent event requires recognition or disclosure in these financial statements.

On June 7, 2017, the Fund announced the monthly distribution of $0.113 per share to shareholders of record on July 13, 2017. This distribution had an ex-dividend date of July 11, 2017, and was paid on July 20, 2017.

KEY INFORMATION

Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information, shareholders may contact the above referenced toll-free number.

REINVESTMENT PLAN

Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in “Street Name,” to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser, KAR and Newfleet vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

CERTIFICATION

The Fund’s Chief Executive Officer (“CEO”) will file the required annual CEO certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Report on Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Virtus Global Dividend & Income Fund Inc. was held on June 6, 2017. The meeting was held for purposes of electing two (2) nominees to the Board of Directors for a three-year term, or until a successor has been duly elected and qualified.

The results were as follows:

Election of Directors	Votes For	Votes Withheld
R. Keith Walton	19,722,703	787,826
Brian T. Zino	19,723,394	787,135

Based on the foregoing, R. Keith Walton and Brian T. Zino were re-elected to the Board of Directors. The Fund’s other Directors who continue in office are George R. Aylward, Philip R. McLoughlin, William R. Moyer, James M. Oates, James B. Rogers, Jr. and William H. Wright II (advisory member).

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN

Virtus Global Dividend & Income Fund Inc. (the “Fund”) allows you to conveniently reinvest distributions monthly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Enrollment in the Reinvestment Plan

It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Reinvestment and Cash Purchase Plan (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-866-270-7788. In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.

How shares are purchased through the Reinvestment Plan

When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the Plan will receive shares of the Fund valued as described below:

If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchase and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Continued)

The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.

Charges to Participate in the Plan

As a Participant in the Plan you will not pay any charge to have your distributions reinvested in additional shares. The Plan Administrator’s fees for handling the reinvestment of distributions will be paid by the Fund. There will be no brokerage commissions for shares issued directly by the Fund in payment of distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of distributions.

Voluntary Cash Purchase Plan

Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare Trust Company, N.A., PO Box 43078, Providence, RI 02940-3078.

Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.

Automatic Monthly Investment

Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Plan Administrator by calling 1-866-270-7788.

Termination of Shares

Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788. The Plan Administrator does not charge a fee for liquidating your shares; however, a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.

Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Plan Administrator at 1-866-270-7788.

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Continued)

Additional Information

For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Plan Administrator at 1-866-270-7788 or visit our website at Virtus.com.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days’ written notice to participants in the Plan.

VIRTUS GLOBAL DIVIDEND & INCOME FUND INC.

101 Munson Street

Greenfield, MA 01301-9668

Board of Directors

George R. Aylward

Philip R. McLoughlin, Chairman

William R. Moyer

James M. Oates

James B. Rogers, Jr.

R. Keith Walton

Brian T. Zino

William H. Wright II, Advisory Member

Officers

George R. Aylward, President and Chief Executive Officer

Frances G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

William Renahan, Vice President, Chief Legal Officer, and Secretary

Jacqueline Porter, Vice President and Assistant Treasurer

Nancy Engberg, Senior Vice President and Chief Compliance Officer

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Fund Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Transfer Agent

Computershare Trust Company, NA

P.O. Box 43078

Providence, RI 02940-3078

Fund Counsel

Sullivan & Worcester LLP

1666 K Street NW

7th Floor

Washington D.C. 20006

This report is transmitted to the shareholders of Virtus Global Dividend & Income Fund Inc. for their information. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus.com

or visit Virtus.com.

05-17

c/o Computershare Investor Services

P.O. Box 43078

Providence, RI 02940

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 2017	0	$0	0	2,654,033
February 2017	0	$0	0	2,654,033
March 2017	0	$0	0	2,654,033
April 2017	0	$0	0	2,654,033
May 2017	0	$0	0	2,654,033
June 2017	0	$0	0	2,654,033
Total	0	$0	0	2,654,033

a.	The date each plan or program was announced: Share repurchase program announced 3/13/12 and expanded 9/19/12 and 2/10/14.
b.	The dollar amount (or share or unit amount) approved: 6,884,886 shares.
c.	The expiration date (if any) of each plan or program: None.
d.	Each plan or program that has expired during the period covered by the table: None.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases: None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-

K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item. [In addition, there are no newly identified portfolio managers as the date of this filing.]

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

A copy of the Registrant’s notice to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid during the period ended June 30, 2017 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on November 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Global Dividend & Income Fund Inc.

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 9/07/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 9/07/2017

By (Signature and Title)* /s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date 9/07/2017

* Print the name and title of each signing officer under his or her signature.